UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2021

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma	73116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-4546

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2021, LSB Industries, Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Agreement”) with LSB Funding LLC (the “Holder”). Pursuant to the terms of the Agreement, the Holder has agreed with the Company to exchange all of the outstanding Series E-1 and Series F-1 Redeemable Preferred Stock (“Series E-1 Preferred” and “Series F-1 Preferred”) held by the Holder into common stock, par value $0.10, of the Company (the “Common Stock”), by dividing the liquidation preference payable therefore, in the case of the Series E-1 Preferred, and the redemption price payable therefore, in the case of the Series F-1 Preferred, by $6.16 (collectively the “Transaction”). The exchange price of $6.16 is equal to the volume weighted average price (“VWAP”) per share of the Common Stock over the 30-day period ended July 16, 2021. In connection with the Transaction, existing Company common stockholders, and holders of the Series B 12% Cumulative, Convertible Preferred Stock and the Series D 6% Cumulative, Convertible Preferred Stock, in each case, on an as converted basis, will receive a special dividend of 0.30 shares of Common Stock for every 1 share of Common Stock, or on an as converted basis, as applicable, owned as of the record date (the “Special Dividend”); provided, however, that the aggregate number of shares of Common Stock issuable pursuant to the Transaction will be reduced by the number of shares of Common Stock that the Holder will receive in respect of the payment of the Special Dividend on the Common Stock held by the Holder on the record date. The terms and conditions of the Transaction were established by arm’s length negotiations between an independent special committee of the board of directors (the “Board”) of the Company (the “Special Committee”) and the Holder. The Special Committee and the Board each unanimously approved the Transaction, including, in the case of the Board, for the purpose of rendering inapplicable to the Agreement and the Transaction the provisions of Section 203 of the Delaware General Corporation Law to the extent, if any, such section would otherwise be applicable.

Consummation of the Transaction is subject to customary closing conditions as well as (i) the approval of the Transaction and the Agreement by Company stockholders holding greater than 50% of the voting power of the outstanding shares of capital stock of the Company held by stockholders other than Holder and affiliates of the Holder (collectively, the “Disinterested Stockholders”) and entitled to vote thereon, in a vote of the Disinterested Stockholders, (ii) the approval and adoption by holders of greater than 50% of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereon of (x) an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated January 21, 1977, as amended on August 27, 1987 (the “Charter”) to increase the total number of authorized shares of Common Stock to 150,000,000 shares and (y) the Transaction and the Agreement pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, and (iii) the approval by holders of greater than 50% of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereon and greater than 50% of the outstanding shares of Series E-1 Preferred entitled to vote thereon of an amendment to the Charter to permit the Transaction and to eliminate the right of the Series E-1 Preferred to participate in the Special Dividend (items (i) through (iii) collectively, the “Company Stockholder Approval”), (iv) termination of certain related party contracts between the Company and the Holder, (v) an amendment to the Board Representation and Standstill Agreement by and among the Company, the Holder, and the other parties thereto, dated December 4, 2015, as amended, to amend Section 3 thereof with respect to the share ownership limitations to give effect to the issuance of the shares of Common Stock in connection with the Transaction (the “Issued Shares”) and to make certain other changes, (vi) approval of the Issued Shares for listing on the New York Stock Exchange subject to official notice of issuance and (vii) expiration or termination of any applicable waiting period under the Hart–Scott–Rodino Antitrust Improvements Act of 1976 relating to the Transaction.

The Agreement includes customary representations, warranties and covenants including, among others, a covenant to cause a special meeting of stockholders to be held to consider the Company Stockholder Approval. The Agreement provides for mutual indemnification by the Company and the Holder for breaches of representations, warranties and covenants, subject to certain customary limitations. In addition, the Company has agreed to provide indemnification to the Holder with respect to any losses, including costs and expenses, arising out of any litigation related to the Transaction. The Company has also agreed to certain interim operating covenants and, for so long as the Holder directly or indirectly beneficially owns 15% or more of the outstanding Common Stock, post-closing consent rights in favor of the Holder including, among others, limitations on certain (i) incurrences of indebtedness, (ii) capital expenditures, (iii) sales, leases, licenses, disposals or encumbrances of material properties or assets, (iv) acquisitions of, or agreements to acquire, businesses or assets, and agreements with respect to joint ventures, strategic alliances or partnerships, (v) amendments to the Charter and the Company’s bylaws and changes to the size of Board and (vi) declarations or payments of dividends or distributions during the period between execution and closing under the Agreement. The Company has also agreed to provide the Holder with certain preemptive rights on the issuance of additional Common Stock, or other equity securities of the Company convertible into, exercisable for or exchangeable into Common Stock, so long as the Holder directly or indirectly beneficially owns 20% or more of the outstanding Common Stock. The Company has also agreed, for so long as the Holder directly or indirectly beneficially owns 10% or more of the outstanding Common Stock, to provide the Holder with certain information concerning the business of the Company, including its financial condition and results of operations.

The Company has agreed to pay a termination fee to the Holder if the Board, acting on the recommendation of the Special Committee, authorizes the Company to enter into a definitive agreement for a bona fide written acquisition proposal for at least a majority of the outstanding shares of capital stock of the Company or at least a majority of the consolidated assets of the Company, for consideration consisting exclusively of cash or publicly traded equity securities (and for which financing, to the extent required by the person submitting the written acquisition proposal, is then fully committed), that (i) would be, if consummated, more favorable to the

Company’s stockholders from a financial point of view than the Transactions and (ii) is not less likely to receive required governmental and other regulatory approvals on a timely basis than the Transactions and is otherwise reasonably likely to be consummated on the terms proposed (the “Superior Proposal”) and the Company enters into such definitive agreement in connection with the termination of the Agreement. In such circumstances, the Company will (i) pay to the Holder in immediately available funds a fee of $3,500,000 within one (1) business day following the termination of the Agreement, and (ii) upon closing of such Superior Proposal transaction cause the Series E-1 Preferred and the Series F-1 Preferred to be redeemed for cash based upon the liquidation preferences or redemption prices therefor. If the closing of such Superior Proposal transaction does not occur, the Company has agreed that, in lieu of effecting the redemption of the Series E-1 Preferred and the Series F-1 Preferred, the Company will pay to the Holder in immediately available funds an additional fee of $7,000,000 one (1) business day following the date of termination of the definitive agreement concerning such Superior Proposal or the occurrence of the “outside date”, “end date” or similar event in respect thereof and the Holder will also have the option, at its election, to reinstate the Agreement and to consummate the Transaction at the lower of $6.16, the VWAP of the Common Stock for the 30 trading days ended July 16, 2021, or the VWAP of the Common Stock for the 30 trading days ending on the date immediately prior to the date of reinstatement of the Agreement.

The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement filed as Exhibit 10.1 hereto and incorporated into this Current Report on Form 8-K by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference in this Item 3.02. The Company expects the Issued Shares to be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for a transaction by an issuer not involving any public offering within the meaning of Section 4(a)(2) thereunder, and/or Regulation D promulgated thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 19, 2021, the Board approved an amendment and restatement of the Company’s bylaws (the “Second Amended and Restated Bylaws”) to (i) consolidate the First Amendment, dated February 18, 2010, the Second Amendment, dated January 17, 2014, the Third Amendment, dated February 4, 2014, the Fourth Amendment, dated August 21, 2014, the Fifth Amendment, dated April 26, 2015, the Sixth Amendment, dated December 2, 2015, and the Seventh Amendment, dated December 22, 2015, to the Amended and Restated Bylaws of the Company, dated August 20, 2009, and (ii) add an exclusive forum bylaw. Specifically, new Article XII provides that, as a general rule, unless the Company consents in writing to the selection of an alternate forum, (i) the Court of Chancery of the State of Delaware will be the sole and exclusive forum for each of the following: (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, or other employee or stockholder of the Company, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or bylaws of the Company, (d) any action to interpret, apply, enforce or determine the validity of these bylaws of the Company, or (e) any action asserting a claim governed by the internal affairs doctrine and (ii) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The foregoing description of the Company’s Second Amended and Restated Bylaws is qualified in its entirety by the full text of the Second Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and incorporated into this Current Report on Form 8-K by reference. A copy of the Second Amended and Restated Bylaws marked to show all changes resulting from the amendment and restatement is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On July 20, 2021, the Company issued a press release announcing the Transaction and the Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

On July 20, 2021, the Company posted an investor presentation to its website. A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference in this Item 7.01.

The information in this Item 7.01 and in the accompanying Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act except as otherwise stated in such filing.

The information in this Item 7.01 and in the accompanying Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identifiable by use of the words “may,” “believe,” “expect,” “intend,” “plan to,” “estimate,” “project” or similar expressions, and include but are not limited to: performance improvement and attaining targeted operating rates.

Investors are cautioned that such forward-looking statements are not guarantees of future performance and involve risk and uncertainties. Though we believe that expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectation will prove to be correct. Actual results may differ materially from the forward-looking statements as a result of various factors. These and other risk factors are discussed in the Company’s filings with the Securities and Exchange Commission (SEC), including those set forth under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2020 and, if applicable, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. All forward-looking statements included in this press release are expressly qualified in their entirety by such cautionary statements. We expressly disclaim any obligation to update, amend or clarify any forward-looking statement to reflect events, new information or circumstances occurring after the date of this press release except as required by applicable law.

The information in this Item 7.01 and in the accompanying Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption from the registration requirements thereof.

In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement for the special meeting of the stockholders and may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (if and when available) will be mailed to the stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company may be obtained free of charge on the Company’s website at www.lsbindustries.com or by contacting Michael Foster, General Counsel and Secretary by email at mfoster@lsbindustries.com or by phone at 405-510-3596.

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2021, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 25, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of LSB Industries, Inc.

3.2	Marked Second Amended and Restated Bylaws of LSB Industries, Inc.

10.1	Securities Exchange Agreement, dated July 19, 2021, by and between LSB Industries, Inc. and LSB Funding LLC

99.1	Press Release, dated July 20, 2021

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LSB INDUSTRIES, INC.

Date: July 20, 2021	By:	/s/ Michael J. Foster
Michael J. Foster
Executive Vice President and General Counsel